EXHIBIT 10.6

                           GUARANTOR PAYMENT AGREEMENT


     THIS GUARANTOR PAYMENT AGREEMENT, dated as of December 10, 2003 (this "Agreement"), made by WCS ACQUISITION CORP., a Michigan corporation ("Guarantor"), d/b/a Westland Control Systems, in favor of BANK ONE, NA, with its main office in Chicago, Illinois, and successor in interest to Bank One, Michigan ("Lender").


                                    RECITALS

     A. Productivity Technologies Corp., a Delaware corporation ("PTC"), and Lender are parties to a Term Loan Agreement dated February 23, 2000 (the "PTC Term Loan Agreement"), pursuant to which Lender, subject to the terms and conditions thereof, extended a term loan to PTC in the original principal amount of $3,600,000.

     B. Guarantor executed a Continuing Unlimited Guaranty dated as of February 23, 2000 (the "WCS Guaranty" in favor of Lender, pursuant to which, among other things, Guarantor absolutely and unconditionally guaranteed to Lender, as primary obligor and not merely as surety, the payment of the Liabilities (as such term is defined in the WCS Guaranty), including without limitation the loans and other credit advanced to PTC pursuant to the PTC Term Loan Agreement.

     C. The PTC Term Loan Agreement, all promissory notes executed by PTC in favor of Lender in connection with the PTC Term Loan Agreement, the WCS Guaranty, and any and all security agreements, mortgages, guaranties, and other instruments, documents or agreements of any kind evidencing or securing the indebtedness of PTC in favor of Lender are sometimes referred to collectively as the "Loan Documents."

     D. In addition to its obligations under the Loan Documents, PTC also has guaranteed to Lender the repayment of certain indebtedness of its subsidiary, Atlas Technologies, Inc. ("Atlas"). Guarantor also has guaranteed to Lender the repayment of such indebtedness of Atlas.

     E. Each of PTC and Atlas is in default of its respective obligations owed to Lender. As a consequence of such defaults, among other things, (i) Lender has the right at any time to declare all indebtedness owed to Lender by PTC and/or Atlas, including all obligations owed to Lender under the Loan Documents to be immediately due and payable, and (ii) Lender has no obligation to advance further loans or credit to PTC or Atlas.

     F. Atlas has entered into a refinancing transaction with a third-party lender, pursuant to which the indebtedness owed to Lender by Atlas will be repaid. Pursuant to the requirements of such third-party lender, the security interests and liens granted by PTC and/or Atlas in favor of Lender will be discharged (notwithstanding the continuation of certain indebtedness owed to Lender by PTC). In consideration for Lender's willingness and agreement to discharge  such  security  interests  and liens,  the  parties  have agreed that
Guarantor will make certain direct payments to Lender pursuant to its obligations under the WCS Guaranty, as more fully set forth in this Agreement.


                                      TERMS

     In consideration of the premises and of the mutual agreements herein contained, Guarantor agrees for the benefit of Lender as follows:


                                 ARTICLE 1.
                                PERIODIC PAYMENTS

     1.1 Affirmation of Recitals. Guarantor hereby acknowledges and affirms the accuracy of the foregoing recitals.

     1.2 Confirmation of Maturity Date. Guarantor hereby acknowledges and affirms that, but for the occurrence of the defaults described in the recitals, the original scheduled maturity date of the indebtedness owed by PTC to Lender was February 23, 2005 (the "Scheduled Maturity Date"). Nothing contained in this Agreement is intended to modify the Scheduled Maturity Date and, in the absence of any prior default by Guarantor of its obligations as set forth in this Agreement or any other event of default under the Loan Documents, all obligations under the PTC Term Loan Agreement shall fully mature and be due and payable on the Scheduled Maturity Date.

     1.3 Interest Rate. Notwithstanding the provisions of the PTC Term Loan Agreement and the applicable promissory note(s), all outstanding principal under the PTC Term Loan Agreement shall, on and after the date hereof, bear interest at a floating rate equal to three percent (3.0%) per annum above Lender's prime rate (which prime rate need not necessarily be the lowest rate charged by Lender to any of its customers), which rate automatically shall be adjusted with any adjustment in Lender's prime rate. In the event of any default by Guarantor of its obligations as set forth in this Agreement or any other event of default under the Loan Documents, nothing contained in this Agreement shall impair the right of Lender at any time thereafter to impose interest at the Overdue Rate of five percent (5.0%) per annum above Lender's prime rate.

     1.4 Monthly Interest Payments. Guarantor agrees, effective immediately, to make all interest payments when due under the PTC Term Loan Agreement and the applicable promissory note(s).

     1.5 Monthly Fixed Payments. Commencing upon the date of execution of this Agreement and thereafter on the first (1st) day of each month until the Scheduled Maturity Date, Guarantor shall pay to Lender, in addition to the payment of interest as required hereunder, consecutive monthly installments each in the amount of Ten Thousand Dollars ($10,000.00).

     1.6 Variable Payments.

     (a) Monthly Variable Payments. Commencing December 15, 2003 and thereafter on the fifteenth (15th) day of each month until the Scheduled Maturity Date, Guarantor shall pay to Lender, in addition to the payment of interest and any monthly fixed payments as required hereunder, an amount equal to twenty-five percent (25%) of Guarantor's "Excess Cash Flow" for the prior month. For purposes hereof, "Excess Cash Flow" for any month shall mean (i) the EBITDA of Guarantor for such month, less (ii) the amount of any capital expenditures actually paid by Guarantor during such month, less (iii) the amount of any interest actually paid by Guarantor during such month in respect of borrowed money, less (iv) the amount of any taxes actually paid by Guarantor during such month, less (v) the amount of any payments made by Guarantor during such month under Section 1.5 of this Agreement. Simultaneously with the making of any payment under this Section 1.6(a), Guarantor shall submit to Lender a detailed calculation, together with supporting documentation, of Excess Cash Flow for the prior month. Notwithstanding the calculation of Excess Cash Flow for any month, the payments required under this Section 1.6(a) shall not be required to exceed $10,000.00 for any month.

     (b) Senior Funding Variable Payments. If at any time the outstanding principal amount funded by Guarantor's senior lenders (excluding Bank One or any of its affiliates) shall exceed Two Million Dollars, then, immediately upon receipt of such funding, and in addition to any other payments required hereunder, an amount equal to the lesser of (i) $666,667 or (ii) one-third (1/3) of the amount funded in excess of Two Million Dollars shall be paid to Lender.

     1.7 Application of Payments; Maturity of Indebtedness. All payments received by Lender hereunder shall first be applied against applicable fees and charges, then against accrued interest and then to principal.

     1.8 No Course of Dealing. Guarantor acknowledges and agrees that, in the event of any default by Guarantor of its obligations under this Agreement, the payment terms set forth herein shall not establish any course of dealing, and instead all obligations of Guarantor under the WCS Guaranty shall be fully applicable.

     1.9 Expiration; No Further Forbearance Implied; No Waiver. Guarantor acknowledges and agrees that Lender has no obligation to extend the Scheduled Maturity Date or to forbear from enforcing its rights and remedies upon the Scheduled Maturity Date or in the event of any prior default hereunder or under the Loan Documents. All rights and remedies of Lender under the WCS Guaranty and/or the other Loan Documents shall be preserved and shall be cumulative and not exclusive. Nothing herein shall be deemed to constitute a waiver of any existing defaults or of any provision of any of the documents referred to herein, and nothing herein shall in any way prejudice the rights and remedies of Lender under any of the documents referred to herein or applicable law. No waiver of the rights or any condition of this Agreement and/or any other document by Lender shall be effective unless the same shall be contained in a writing signed by authorized representatives of Lender. No course of dealing on the part of Lender nor any delay or failure on the part of Lender in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege.



                                   ARTICLE 2.
                                 REPRESENTATIONS

     Guarantor represents and warrants to Lender that:

     2.1 The execution, delivery and performance of this Agreement are within its powers, have been duly authorized and are not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

     2.2 This Agreement is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with the terms hereof.


                                   ARTICLE 3.
                                 MISCELLANEOUS.

     3.1 Cross References. References in the PTC Term Loan Agreement, or in any note, certificate, instrument or other document related thereto to any of such agreements shall be deemed to be references to such agreements as amended hereby and as further amended from time to time.

     3.2 Release. Each of Guarantor and PTC (by execution of the consent at the end of this Agreement) represents and warrants that it is not aware of any claims or causes of action against Lender, or any of its successors or assigns, and that it has no defenses, offsets or counterclaims with respect to the indebtedness owed by such parties to Lender. Notwithstanding this representation and as further consideration for the agreements and understandings herein, each of Guarantor and PTC, on behalf of itself and their respective employees, agents, executors, heirs, successors and assigns, hereby releases Lender, its predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, including but not limited to claims arising from or in any way related to the PTC Term Loan Agreement, the Loan Documents, or the business relationship among Guarantor, PTC and Lender.

     3.3 Entire Agreement; Severability. The PTC Term Loan Agreement and the other Loan Documents, as previously amended and as amended by this Agreement, together with the other documents and instruments executed in connection therewith, constitute the entire understanding of the parties with respect to the subject matter hereof and may only be modified or amended by a writing signed by the party to be charged. If any of the provisions of this Agreement are in conflict with any applicable statute or rule of law or otherwise unenforceable, such offending provisions shall be null and void only to the extent of such conflict or unenforceability, but shall be deemed separate from and shall not invalidate any other provision of this Agreement.

     3.4 No Other Promises or Inducements. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Agreement other than those which are set forth in this Agreement. Guarantor acknowledges that its authorized officers have thoroughly read and reviewed the terms and provisions of this Agreement and are familiar with same, that the terms and provisions contained herein are clearly understood by Guarantor and have been fully and unconditionally consented to by Guarantor, and that Guarantor has had full benefit and advice of counsel of its own selection, or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Agreement, and that this Agreement has been entered into by Guarantor freely, voluntarily, with full knowledge, and without duress, and that in executing this Agreement, Guarantor is relying on no other representations, either written or oral, express or implied, made to Guarantor by any other party hereto, and that the consideration hereunder received by Guarantor has been actual and adequate.

     3.5 Counterparts. This Agreement may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes under this Agreement.

     3.6 Other Documents. Guarantor agrees to execute and deliver any and all documents reasonably deemed necessary or appropriate by Lender to carry out the intent of and/or to implement this Agreement.

     3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan without giving effect to choice of law principles of such State.

     3.8 Miscellaneous. This Agreement is made for the sole benefit and protection of Guarantor, Lender and their respective successors and permitted assigns (provided that Guarantor shall not be permitted, absent the prior written consent of Lender, to assign any of its rights or obligations under this Agreement). No other person or entity shall have any rights whatsoever under this Agreement. Time shall be of the strictest essence in the performance of each and every one of Guarantor's obligations hereunder.

     3.9 Construction. This Agreement shall not be construed more strictly against Lender merely by virtue of the fact that the same has been prepared by Lender or its counsel, it being recognized that Guarantor and Lender have contributed substantially and materially to the preparation of this Agreement, and Guarantor waives any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto in entering into this Agreement.

     3.10 Headings. The headings of the various paragraphs in this Agreement are for convenience of reference only and shall not be deemed to modify or restrict the terms or provisions hereof.

     3.11 Waiver of Jury Trial. Guarantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waives any right it may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any conduct, dealing, statements (whether oral or written) or actions of Guarantor. Guarantor shall not seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by any party hereto except by a written instrument executed by such party.

     3.12 Consent to Jurisdiction. Guarantor agrees that any legal action or proceeding with respect to this Agreement or any related instrument or agreement, or with respect to the transactions contemplated hereby, may be brought in any court of the State of Michigan, sitting in or having jurisdiction over the County of Wayne, Michigan, or in any federal court located within the Eastern District of Michigan, and Guarantor hereby submits to and accepts generally and unconditionally the non-exclusive jurisdiction of those courts with respect to their person and property and irrevocably consent to service of process in connection with any such action or proceeding by mailing such service of process (certified or registered, if capable of certification or registration) to Guarantor at the address it may have from time to time provided to Lender. Guarantor hereby irrevocably waives any objection based upon jurisdiction, improper venue or forum non conveniens in any such suit or proceeding in the above-described courts. Nothing contained herein shall limit the right of Lender to serve process in any other manner permitted by law or limit the right of Lender to commence any such action or proceeding in the courts of any other jurisdiction. Any judicial proceeding by Guarantor against Lender involving this Agreement shall be brought only in a court in Wayne
County, Michigan or federal court located within the Eastern District of Michigan.

     IN WITNESS WHEREOF, Guarantor has caused this Agreement to be executed and delivered as of the date and year first above written.


                                          WCS ACQUISITION CORP.


                                          By: __________________________________

                                          Its: ____________________________





                        CONSENT AND AGREEMENT OF OBLIGOR


     As of the date and year first above written, the undersigned hereby:

     (a) fully consents to the terms and provisions of the above Agreement and the consummation of the transactions contemplated thereby and agrees to all terms and provisions of the above Agreement applicable to it;

     (b) agrees that, except as discharged or terminated in writing by Lender, each of the Loan Documents is hereby ratified and confirmed and shall remain in full force and effect, and the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any of the Loan Documents.



                                          PRODUCTIVITY TECHNOLOGIES CORP.


                                          By: __________________________________

                                          Its: ____________________________














DETROIT  765897